REALTY INCOME

The Monthly Dividend Company®

NYSE: O

Acquisition of

ARCT

American Realty Capital Trust

ARCT / *NASDAQ*


CHASE

CVS/pharmacy



Company Overviews

REALTY INCOME

- Realty Income (NYSE: O) is an $8.3 billion commercial real estate company with a Baa1/BBB/BBB+ (Moody's/S&P/Fitch) credit rating
- Founded in 1969 to provide monthly dividends to shareholders through the ownership of net lease real estate
  - 505 consecutive monthly dividends with 67 dividend increases since NYSE listing in 1994
  - Monthly dividends supported by cash flow from long-term leases
  - Over 2,750 properties under long-term leases to commercial and retail tenants
- Significant growth since NYSE listing in 1994
  - Total capitalization increased from $402 million to $8.3 billion
  - Properties owned increased from 630 to 2,762
  - Property square footage increased from 4.1 million to 28.8 million
  - Tenant industries increased from 5 to 38
  - Share price has increased from $8.00 to $42.48
  - Dividend per share has increased from $0.90 per share to $1.94 per share, pro forma for this transaction

ARCT
American Realty Capital Trust
ARCT/NASDAQ

- American Realty Capital Trust (NASDAQ: ARCT) is a $2.9 billion commercial real estate company
- Founded in 2007 to provide durable, reliable income for investors through the delivery of dependable monthly dividends
- Diversified real estate portfolio is comprised of long-term, net leases with primarily investment grade rated tenants
  - Current portfolio consists of 501 properties located in 43 states and Puerto Rico
  - Average age of properties of approximately 5.8 years
  - Weighted average lease term of approximately 12.8 years
  - Approximately 75% of annual rental revenues derived from investment grade tenants
  - 100% occupancy

Transaction Overview

**Realty Income (NYSE: O) will acquire
American Realty Capital Trust (NASDAQ: ARCT) for approximately $2.95 billion…**

Transaction Consideration	• 100% stock transaction – Each share of ARCT will be converted into O common shares at a fixed exchange ratio of 0.2874 – Issuance of approximately 45.6 [1] million new O common shares • ARCT shareholders will own approximately 25.6% of the combined company's stock
Equity Value / Key Metrics	• Total equity value of approximately $1.9 billion • Implied price per share of $12.21 based on O's closing stock price on September 5, 2012 • Implied 2013E AFFO multiple of 14.7x versus 19.7x for O [2]
Financial Impact	• The transaction is expected to be immediately accretive to FFO and AFFO • Expected dividend increase to approximately $1.94 per share on an annualized basis post-closing • Preservation of balance sheet flexibility and moderate leverage profile
Mgmt. and Board	• No changes to Realty Income's management or board of directors' membership or structure
Timing	• Contingent upon the approval of both companies' shareholders • Transaction is expected to close in late Q4 2012 or early Q1 2013

…and will further strengthen its position as the premier net lease company

(1) Based on approximately 133.4 million O common shares outstanding as of June 30, 2012 and 158.6 million ARCT shares outstanding as of June 30, 2012.
(2) Based on First Call consensus estimates as of September 5, 2012.

Realty Income's Transaction Rationale

Strategic Alignment	• Improves credit quality of Realty Income's portfolio – 75% of rental revenue added is from investment grade tenants – Realty Income increases revenue generated by investment grade tenants from 19% to 34%
Portfolio Enhancement	• Acquisition of 501 high quality properties across 43 states plus Puerto Rico with 100% occupancy • Improves occupancy by 40 bps to 97.7% • Greater tenant diversification - rental revenues from top 15 tenants decreases from 49% to 42% • Increased industry diversification - rental revenues from top 10 industries decreases from 73% to 64% • Enhanced property type diversification - revenue from retail properties decreases from 86% to 77% • Strengthens lease maturity profile by reducing exposure to near-term lease rollovers and increasing weighted average lease term from 11.1 to 11.4 years • Decreases average portfolio age
Increased Size and Scale	• Meaningful transaction that will increase Realty Income's enterprise value to $11.4 billion • Reinforces Realty Income's position as the leading public net lease REIT - will be over two times larger than its next largest public net lease peer and the 18th largest public REIT overall (1) • Improved ability to execute large acquisitions strengthening the company's position as an industry consolidator • Ability to achieve operational synergies
Significant Financial Benefits	• Immediate FFO and AFFO accretion of approximately $0.20 to $0.22 and $0.14 to $0.16 per share, respectively (2) • Ability to increase annualized dividend by approximately $0.13 or 7.1% from $1.81 to $1.94 per share (2) • Expected to be balance sheet neutral with potential to further extend debt maturities

(1) Ranked by pro forma equity market capitalization using stock prices as of September 5, 2012.
(2) Assuming a December 2012 close based on 2013E AFFO.

REALTY INCOME
The Monthly Dividend Company®

American Realty Capital Trust's Transaction Rationale

Attractive Return to Shareholders	• At $12.21 per share, including dividends, the compounded annual return to shareholders since NASDAQ listing on March 1, 2012 is over 40%
Valuation	• Capitalize on the shares' recent upward price movement • Opportunity to achieve a premium valuation for their shares
Accretion / Expected Dividend Increase	• Immediate FFO and AFFO accretion of approximately $0.20 to $0.22 and $0.14 to $0.16 per share, respectively (1) • Ability to increase annualized dividend by approximately $0.13 or 7.1% from $1.81 to $1.94 per share (1)
Size and Scale	• Opportunity to create the largest publicly-traded net lease REIT by over two times (2) • Combined company uniquely positioned to consolidate the industry • Enhanced liquidity • Increased portfolio diversification
Financial Benefits	• Continued monthly dividends • Ability to continue to grow earnings • Improved credit profile given O's investment grade credit ratings • Opportunity to achieve operational synergies from the transaction
O's Track Record	• Consistent dividend growth • Compounded annual return to shareholders – 18.1% compound annual return to shareholders since listing – 700 bps over NAREIT Index, 850+ bps over DJIA, S&P500 and NASDAQ Index

(1) Assuming a December 2012 close based on 2013E AFFO.
(2) Ranked by pro forma equity market capitalization using stock prices as of September 5, 2012.

Key Operational Metrics

	REALTY INCOME (1)	ARCT (1)	Pro Forma (1)
Number of Properties	2,762	501	3,263
Square Footage (mm)	28.8	15.7	44.5
Wtd. Avg. Occupancy	97.3%	100.0%	97.7%
Number of States	49	43 + PR	49 + PR
# Tenant Industries	38	25	45
Top 15 Tenant Concentration	49%	64%	42%
% of Investment Grade Tenants	19%	75%	34%
Remaining Lease Term	11.1 years	12.8 years	11.4 years

(1) Data per company filings and inclusive of fifteen recently announced acquisitions by ARCT.

Greater Tenant Diversification

Realty Income increases its exposure to investment grade tenants from 19% to 34% and decreases exposure to its top 15 tenants from 49% to 42%

Current (1)

Tenant	# of Properties	% of Annual Rent
AMC Theatres	20	5.2%
LA Fitness	29	5.0%
Diageo	17	4.9%
SA	136	4.3%
Regal Entertainment Group	18	3.3%
Friendly's	102	3.1%
The Pantry, Inc.	146	3.0%
Family Dollar	138	2.7%
NPC International	202	2.6%
BJ's Wholesale Club	6	2.5%
Rite Aid	43	2.5%
Hometown Buffet	79	2.7%
Smart & Final	36	2.3%
Camping World	14	2.2%
NTW Inc.	68	2.2%
Top 15 Total	1,054	48.5%

Pro Forma (1)

Tenant	# of Properties	% of Annual Rent
FedEx	34	6.0%
AMC Theatres	20	3.8%
LA Fitness	29	3.7%
Diageo	17	3.6%
Walgreens	52	3.2%
SA	136	3.1%
Regal Entertainment Group	18	2.5%
Friendly's	102	2.3%
The Pantry, Inc.	146	2.2%
Rite Aid	49	2.1%
Family Dollar	147	2.1%
NPC International	202	1.9%
BJ's Wholesale Club	6	1.9%
CVS	33	1.8%
Hometown Buffet	79	1.8%
Top 15 Total	1,070	42.0%

Note: Shaded area represents exposure to investment grade tenants. Values represent the percentage of annual rent of the entire tenant base.
(1) Data based on annualized 2Q 2012 GAAP rental revenue per company filings and inclusive of fifteen recently announced acquisitions by ARCT.

Enhanced Industry Diversification

Realty Income decreases its concentration to its top 10 industries from 73% to 64% while gaining exposure to new, stable industries including healthcare, discount retail and consumer products

Current (1)



Convenience Stores 17%
Restaurants 14%
Theaters 9%
Health & Fitness 7%
Beverage 5%
Automotive Tire Services 5%
Child Care 5%
Grocery 4%
Drug Stores 4%
Automotive Services 3%

Pro Forma (1)



Convenience Stores 13%
Restaurants 11%
Theaters 7%
Transportation Services 6%
Health & Fitness 5%
Drug Stores 7%
Automotive Tire Services 4%
Beverage 4%
Grocery 3%
Child Care 3%

Note: Individual industries rounded to nearest percent.
(1) Data based on annualized 2Q 2012 GAAP rental revenue per company filings and inclusive of fifteen recently announced acquisitions by ARCT.

Increased Property Type Diversification

Concentration in retail properties decreases from 86% to 77%

Current (1)


Industrial
1%
Office
3%
Agriculture
4%
Manufacturing
2%
Distribution
4%
Retail
86%

Pro Forma (1)


Industrial
1%
Agriculture
3%
Manufacturing
2%
Office
6%
Distribution
11%
Retail
77%

Note: Industries as defined by Realty Income Corporation.
(1) Data based on annualized 2Q 2012 GAAP rental revenue per company filings and inclusive of fifteen recently announced acquisitions by ARCT.

Geographic Diversity


35
37
20
23
12
14
2
2
3
3
123
133
16
18
8
10
60
65
2
2
96
101
17
19
6
7
10
11
20
24
38
47
38
45
256
296
150
155
25
32
77
106
17
23
39
60
31
33
104
124
64
91
84
88
142
168
24
33
132
140
75
81
65
81
144
168
15
16
3
5
4
4
43
76
64
83
3
3
103
145
23
24
32
65
17
17
29
31
2
7
106
112
94
108
98
110
191
213
PR
0
4
Properties
Current
2,762
Pro Forma
3,263
Pro Forma - % of GAAP Rental Revenue
New England
4%
Mid-Atlantic
14%
Southeast
26%
Southwest
13%
Midwest
27%
West
16%

Note: Regions as defined by Green Street Advisors.
Source: Data based on annualized 2Q 2012 GAAP rental revenue per company filings and inclusive of fifteen recently announced acquisitions by ARCT.

Improved Lease Maturity Schedule

Realty Income reduces its near term lease rollover
while extending its weighted average lease term


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Weighted
Average Lease Term
Current
11.1 yrs
Pro Forma
11.4 yrs
15.2%
11.2%
25.0%
25.8%
59.8%
63.0%
2012-2016
2017-2021
2022+
Realty Income
Pro Forma

REALTY INCOME
The Monthly Dividend Company®

Increased Size and Scale

- Largest public triple net lease company by over two times
- Cost of capital and operational advantages
- Increased float and liquidity
- Pro forma real estate revenue to be approximately 38% higher
- Realty Income positioned as the premier consolidator in the net lease sector

Total Market Capitalization



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,354
3,736
7,618
37%
$8,287
2,619
5,668
$5,343
1,498
3,844
$4,045
1,854
2,191
$3,624
1,933
1,691
$2,881
984
1,897
O (PF)
O
NNN
EPR
LXP
ARCT
Equity Value
Total Debt + Preferred

Annual Rental Revenues



$750
$650
$550
$450
$350
$250
$150
$637
38%
$460
$333
$331
$254
$176
O (PF)
O
LXP
NNN
EPR
ARCT

Note: $'s in million. Stock price as of September 5, 2012 used to calculate Total Market Capitalization. Rental revenues and debt plus preferred per 2Q 2012 Company filings.

Consolidation Opportunity

Net lease market provides ample opportunity for Realty Income to continue to grow

- Estimated $1.5 to $2.0 trillion of U.S. real estate is held by corporate owners/users
- Highly fragmented market without a dominant type of investor
- Sector is underpenetrated by public companies
- Limited competition from investors due to constricted bank lending market
- Increased transaction volume signifies more inventory from sellers to transact

Estimated Ownership Profile


Publicly Owned (<5%) (1)
Not Publicly Owned (>95%)

TTM Transaction Volume ($ in bn)


$39.3
$9.3
129%
$21.3
Aug. 2007
Sep. 2009
Mar. 2012

Source: Public filings and Real Capital Analystics
(1) Represents total market value of real estate owned by O, NNN, EPR, WPC, ARCT, LXP, SIR, GTY, and LSE.

Integration and Operational Synergies

- ARCT properties are similar to Realty Income's existing property portfolio
- Minimal incremental cost will be required for integration
- No ARCT employees will remain with Realty Income
- No changes to Realty Income's management or board of directors

Realty Income will realize an immediate financial benefit from the integration

REALTY INCOME
The Monthly Dividend Company®

History of Dividend Increases (1)

Realty Income will be able to increase its dividend to $1.94 per share

- 67 dividend increases since 1994 NYSE listing
- 59 consecutive quarterly increases



$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.90
$0.93
$0.95
$0.96
$1.02
$1.08
$1.11
$1.14
$1.17
$1.20
$1.32
$1.40
$1.52
$1.64
$1.70
$1.72
$1.73
$1.75
$1.81
$1.94
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Pro Forma

(1) Annualized dividend amount reflects the December declared dividend rate per share multiplied by twelve, with the exception of the 2012 column, which reflects the latest annualized dividend per share declared as of August 2012, multiplied by twelve.

Shareholder Return Chart

	Realty Income		Equity REIT Index (1)		DJIA		S&P 500		NASDAQ	
	Dividend Yield	Total Return (2)	Dividend Yield	Total Return (3)	Dividend Yield	Total Return (2)	Dividend Yield	Total Return (2)	Dividend Yield	Total Return (4)
1995	8.3%	42.0%	7.4%	15.3%	2.4%	36.9%	2.3%	37.6%	0.6%	39.9%
1996	7.9%	15.4%	6.1%	35.3%	2.2%	28.9%	2.0%	23.0%	0.2%	22.7%
1997	7.5%	14.5%	5.5%	20.3%	1.8%	24.9%	1.6%	33.4%	0.5%	21.6%
1998	8.2%	5.5%	7.5%	(17.5%)	1.7%	18.1%	1.3%	28.6%	0.3%	39.6%
1999	10.5%	(8.7%)	8.7%	(4.6%)	1.3%	27.2%	1.1%	21.0%	0.2%	85.6%
2000	8.9%	31.2%	7.5%	26.4%	1.5%	(4.7%)	1.2%	(9.1%)	0.3%	(39.3%)
2001	7.8%	27.2%	7.1%	13.9%	1.9%	(5.5%)	1.4%	(11.9%)	0.3%	(21.1%)
2002	6.7%	26.9%	7.1%	3.8%	2.6%	(15.0%)	1.9%	(22.1%)	0.5%	(31.5%)
2003	6.0%	21.0%	5.5%	37.1%	2.3%	(28.3%)	1.8%	28.7%	0.6%	50.0%
2004	5.2%	32.7%	4.7%	31.6%	2.2%	5.6%	1.8%	10.9%	0.6%	8.6%
2005	6.5%	(9.2%)	4.6%	12.2%	2.6%	1.7%	1.9%	4.9%	0.9%	1.4%
2006	5.5%	34.8%	3.7%	35.1%	2.5%	19.0%	1.9%	15.8%	0.8%	9.5%
2007	6.1%	3.2%	4.9%	(15.7%)	2.7%	8.8%	2.1%	5.5%	0.8%	9.8%
2008	7.3%	(8.2%)	7.6%	(37.7%)	3.6%	(31.8%)	3.2%	(37.0%)	1.3%	(40.5%)
2009	6.6%	19.3%	3.7%	28.0%	2.6%	22.6%	2.0%	26.5%	1.0%	43.9%
2010	5.1%	38.6%	3.5%	27.9%	2.6%	14.0%	1.9%	15.1%	1.2%	16.9%
2011	5.0%	7.3%	3.8%	8.3%	2.8%	8.3%	2.3%	2.1%	1.3%	(1.8%)
YTD Q2 2012	4.2%	22.0%	3.3%	14.9%	2.7%	6.8%	2.2%	9.5%	1.3%	12.7%
Compound Avg. Ann. Return (5)		**18.1%**		**11.1%**		**9.4%**		**8.2%**		**7.9%**

Note: All of these dividend yields are calculated as annualized dividend based on the last dividend paid in applicable time period divided by the closing price as of period end. Dividend yield sources: NAREIT website and Bloomberg.

(1) FTSE NAREIT US Equity REIT Index as per NAREIT website.

(2) Calculated as the difference between closing stock price as of period end less the closing stock price as of previous period.

(3) Includes reinvestment of dividends. Source NAREIT website and Factset.

(4) Price only index, does not include dividends. Source: Factset.

(5) All of these Compounded Average Annual Total Return rates are calculated in the same manner: from Realty Income's NYSE listing on October 18, 1994 through June 30, 2012, and assuming reinvestment of dividends, except for NASDAQ. Past performance does not guarantee future performance. Realty Income presents this data for informational purposes only and makes no representation about its future performance or how it will compare in performance to other indices in the future.

Anticipated Transaction Timing

Announce Transaction	September 6, 2012
File Proxy	October 2012
Close Transaction	Late Q4 2012 / early Q1 2013

Realty Income and American Realty Capital Trust

- ✓ Strategic alignment - increased exposure to investment grade tenants
- ✓ Meaningful enhancement to portfolio profile
- ✓ Significant transaction that increases size and scale
- ✓ Immediate FFO and AFFO accretion
- ✓ Ability to increase dividend
- ✓ Balance sheet neutral

Realty Income will solidify its position as the premier net lease company

Disclaimer

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements.

The rental revenue changes and statistics described above are based on the companies' results for the six months ended June 30, 2012, and assume the acquisition occurred at the beginning of the period. Other data, such as occupancy and lease rollover figures, are based on data as of June 30, 2012. Statements in this press release, which are not strictly historical, are "forward-looking" statements. Forward-looking statements involve known and unknown risks, which may cause the companies' actual future results to differ materially from expected results. These risks include, among others, whether the proposed transaction which is subject to customary conditions in fact closes general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, property acquisitions and the timing of these acquisitions, charges for property impairments, the outcome of any legal proceedings to which the companies' are party, as described in the companies' filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the companies' current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. The companies undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Realty Income and American Realty Capital Trust expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to Realty Income's proposed acquisition of American Realty Capital Trust.

INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.